Exhibit 99(a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x

:

In re	:

	:	Chapter 11

DELPHI CORPORATION, et al.,	:

	:	Case No. 05—44481 (RDD)

Debtors.	:

	:	(Jointly Administered)

:

x
FINAL ORDER UNDER 11 U.S.C. §§ 105, 362, AND 541 AND FED. R.
BANKR. P. 3001 (A) ESTABLISHING NOTIFICATION PROCEDURES
APPLICABLE TO SUBSTANTIAL HOLDERS OF CLAIMS AND EQUITY
SECURITIES AND (B) ESTABLISHING NOTIFICATION AND HEARING
PROCEDURES FOR TRADING IN CLAIMS AND EQUITY SECURITIES
(“FINAL TRADING ORDER”)
     Upon the motion, dated October 8, 2005 (the “Motion”), of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above captioned cases (collectively, the “Debtors”), for an order under 11 U.S.C. §§ 105, 362, and 541 and Fed. R. Bankr. P. 3001(e) establishing notice and hearing procedures for trading in claims against, and equity securities in, the Debtors; and upon the Affidavit Of Robert S. Miller, Jr. In Support Of Chapter 11 Petitions And First Day Orders, sworn to October 8, 2005; and upon the record of the hearing held on the Motion; and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest, while at the same time preserving, to the greatest extent possible, a liquid trading market in the claims against the Debtor; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby
ORDERED, ADJUDGED AND DECREED THAT:
1.      The Motion is GRANTED and approved in accordance with the terms set forth below on a final basis.
2.      This final order (the “Final Order”) shall supersede the Interim Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification And Hearing Procedures For Trading In Claims And Equity Securities entered by this Court on October 12, 2005 (the “Interim Order”) from the time of entry of this Final Order (the “Order Time”). There shall be no sanction for any violation of the Interim Order that would not have been a violation of this Final Order.
3.      All objections to the Motion not previously withdrawn are overruled.
4.     Notice of Status as a Substantial Equityholder. This order does not extend the time for serving on the Debtors and their counsel a notice as required by paragraph 3(a) of the Interim Order (a “Notice of Status as a Substantial Equityholder”). Any Entity that is currently a Substantial Equityholder (as defined herein) should have already served such a notice on the Debtors and their counsel. Failure to comply with this obligation may result in the imposition of sanctions. Attached hereto as Exhibit 1A is a form for filing a Notice of Status as a Substantial Equityholder. No Entity may become a Substantial Equityholder without following the procedures set forth in paragraph 5 of this Final Order.
5.      Restrictions and Procedures for Trading in Stock. Any Entity that, after the Order Time,

     (a)      is not a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of an amount of Stock that would cause the Entity to become a Substantial Equityholder;
     (b)      is a Substantial Equityholder and wishes to purchase or otherwise acquire Tax Ownership of any additional Stock; or
     (c)      is a Substantial Equityholder and wishes to sell or otherwise dispose of Tax Ownership of any Stock, must, prior to the consummation of any such transaction, file with the Court (at the Entity’s election, in a redacted form that does not include such Entity’s taxpayer identification number and the aggregate principal amount of Stock that such Entity beneficially owns), and serve on the Debtors, their counsel, and counsel for the Creditors’ Committee, an unredacted notice in the form attached hereto as Exhibit 1B, in the case of a proposed acquisition of Stock, or Exhibit 1C, in the case of a proposed disposition of Stock (either such notice, a “Proposed Stock Transaction Notice” and such notices together with the Notice of Status as a Substantial Equityholder, the “Notices”). The Debtors shall consult with counsel for the Creditors’ Committee prior to responding to any Proposed Stock Transaction Notice. The Debtors shall have 15 calendar days after receipt of a Proposed Stock Transaction Notice to file with this Court and serve on such Substantial Equityholder an objection to any proposed transfer of equity securities described in the Proposed Stock Transaction Notice and seek an order of this Court prohibiting such proposed transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection and seek an order of this Court prohibiting such proposed transfer, this Court shall hold a hearing on such order no later than the earlier of the next omnibus hearing date (provided that service of the objection and request for a hearing thereon is made in accordance with the service and notice requirements of the case management order) or 30 calendar days after the Debtors file such objection, and the transaction will not be effective unless and until either this Court issues a final and nonappealable order denying the order sought by the Debtors or the objection is withdrawn. If the Debtors do not object within such 15 calendar day period, such transaction may proceed solely as set forth in the Proposed Stock Transaction Notice. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 15 calendar day waiting period.
6.      Restrictions and Procedures for Trading in Covered Claims.
     (a)      Any Entity that, after the Order Time,
               (i)      is not a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of an amount of Covered Claims that causes the Entity to become a Substantial Claimholder; or
               (ii)      is a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of any additional Covered Claims, will have an obligation, in the event that the Court issues a Sell Down Order at the request of the Debtors pursuant to paragraph 7, to sell or otherwise transfer Tax Ownership of an aggregate amount of Covered Claims sufficient to prevent such Entity from having Tax Ownership of an amount of the reorganized Debtors’ stock as a result of the implementation of the 382(l)(5) Plan that exceeds the greater of (A) the Applicable Percentage or (B) the percentage specified in the Sell Down Notice applicable to such Entity pursuant to paragraph 7; provided, however, that such Entity shall not be required to make any sale or other transfer of Tax Ownership of Covered Claims that would result in such Entity having Tax Ownership of an aggregate amount of Covered Claims that is less than the greater of (A) the Threshold Amount, as revised from time to time; and (B) such Entity’s Protected Amount.

     (b)     In order to permit reliance by the Debtors upon Treasury Regulation section 1.382-9(d)(3), any Entity that participates in formulating any chapter 11 plan of reorganization of or on behalf of the Debtors (which shall include, without limitation, making any suggestions or proposals to the Debtors or their advisers with regard to such a plan), shall not, and shall not be asked to, disclose (or otherwise make evident) to the Debtors that any Covered Claims of which such Entity has Tax Ownership are Newly Traded Covered Claims (the “Participation Restriction”). For this purpose, the Debtors acknowledge and agree that the following activities shall not, where in pursuing such activities the relevant Entity does not disclose (or otherwise make evident) to the Debtors that such Entity has Tax Ownership of Newly Traded Covered Claims, constitute a violation of the Participation Restriction: filing an objection to a proposed disclosure statement or to confirmation of a proposed plan of reorganization, negotiating the terms of, or voting to accept or reject, a proposed plan of reorganization, reviewing or commenting on a proposed business plan, membership on a Creditors’ Committee or an ad hoc committee, providing information to the Debtors’ counsel on a confidential basis, or taking any action required by the Interim Order or this Final Order. Any Entity found by the Court to have willfully violated the Participation Restriction, and who, as a result, would prevent the Debtors from implementing a 382(l)(5) Plan, shall be required to dispose of Newly Traded Covered Claims of which such Entity has Tax Ownership (subject to the Equity Forfeiture Provision described in paragraph 9) to the extent necessary to protect the Debtors’ ability to effect successful implementation of the 382(l)(5) Plan. For the avoidance of doubt, but subject to the proviso in paragraph 6(a) above, (i) such Entity shall not be permitted to retain Tax Ownership of any Newly Traded Covered Claims if a Sell Down Order has been or is subsequently issued pursuant to paragraph 7(b), and (ii) if a Claims Trading Notice Order has been issued pursuant to paragraph 7(e), such Entity shall only be permitted to retain Tax Ownership of Newly Traded Covered Claims to the extent that such retention would not impair the reasonable “cushions” referred to in paragraph 7(c). Prior to taking any action to enforce the foregoing two sentences, the Debtors shall consult with counsel for the Creditors’ Committee.
     (c)      Any Entity that for the first time enters into a transaction described in subparagraphs (a)(i) or (a)(ii) of this paragraph 6 shall, not later than the later of (i) 15 calendar days following the transaction and (ii) 15 calendar days following the date of entry of this Final Order, serve on the Debtors, counsel for the Debtors, and counsel for the Creditors’ Committee a notice in the form attached hereto as Exhibit 2A (a “Notice of Consent” and such Entity a “Consenting Claimholder”); provided, however, that if the transaction occurs after the Debtors have moved the Court for entry of a Sell Down Order pursuant to paragraph 7(b) or a Claims Trading Notice Order pursuant to paragraph 7(e), the Consenting Claimholder shall serve the Notice of Consent on the Debtors, their counsel, and counsel for the Creditors’ Committee no later than five (5) calendar days following the transaction. An Entity may file a Notice of Consent at any time prior to entering into any transaction described in subparagraphs (a)(i) or (a)(ii). Any Entity that does not wish to file a Notice of Consent may not enter into a transaction described in subparagraphs (a)(i) or (a)(ii). For the avoidance of doubt, an Entity shall be required to file only one Notice of Consent.
7.     Sell Down Procedures.
     (a)     Reporting of Substantial Claimholder Status. If necessary to assess the feasibility of implementing a 382(l)(5) Plan and the need for petitioning the Court for a Sell Down Order

(as defined below), the Debtors, after consultation with and provision of such information as is reasonably requested by counsel for the Creditors’ Committee, may file with the Court and further publish and serve in the manner specified in paragraph 12 a notice (the “Reporting Notice”) requiring each Substantial Claimholder, within 30 calendar days of the Debtors’ filing of the Reporting Notice with the Court, to serve on the Debtors, their counsel, and counsel for the Creditors’ Committee, a notice in the form attached hereto as Exhibit 2B (a “Substantial Claimholder Notice”). Additionally, the Debtors shall serve the Reporting Notice on each Consenting Claimholder on the day of the Debtors’ filing of the Reporting Notice with the Court. An Entity that is uncertain whether or not it is a Substantial Claimholder may serve a Substantial Claimholder Notice in the manner described above in order to preserve its rights under this Final Order. An Entity serving a Substantial Claimholder Notice in the manner described above shall not be required to file the Substantial Claimholder Notice with the Court. For the avoidance of doubt, the Debtors will not be precluded from filing more than one Reporting Notice pursuant to this subparagraph (a).
     (b)      Petition for Sell Down Order and Notification Procedures. After filing a 382(l)(5) Plan and Disclosure Statement with respect thereto with the Court, but no later than the expiration of the 75-day period beginning with the date on which the Debtors file a Reporting Notice with the Court, the Debtors may, in consultation with counsel for the Creditors’ Committee, file a motion with the Court for the issuance of an order (the “Sell Down Order”) that, subject to the proviso in paragraph 6(a), (i) authorizes the Debtors to issue Sell Down Notices to each Entity that has timely filed a Substantial Claimholder Notice showing Tax Ownership of Covered Claims that, pursuant to the terms of the 382(l)(5) Plan (and prior to giving effect to the Sell Down Order), would entitle such Entity to acquire Tax Ownership of more than the Applicable Percentage of the equity of the reorganized Debtors (a “Potentially Substantial New Equityholder”) and (ii) provides that any Entity other than a Potentially Substantial New Equityholder shall not be entitled to acquire Tax Ownership of more than the Applicable Percentage of the equity of the reorganized Debtors (or consideration in lieu thereof) if the 382(l)(5) Plan is consummated. The motion for a Sell Down Order shall be published and served in the manner described in paragraph 12. Each Potentially Substantial New Equityholder shall be served with a copy of the motion and the Sell Down Notice applicable to such Entity. Counsel for the Creditors’ Committee shall be served with a copy of the motion and all Sell Down Notices. For the avoidance of doubt, the Debtors will not be precluded from filing more than one motion for the issuance of a Sell Down Order pursuant to this subparagraph (b).
     Each Sell Down Notice shall indicate (i) the Debtors’ calculation of the percentage of the equity of the reorganized Debtors of which the Potentially Substantial New Equityholder would otherwise acquire Tax Ownership under the terms of the 382(l)(5) Plan, based on the Substantial Claimholder Notice filed by such person (such person’s “Preliminary Percentage”), and (ii) the percentage of equity of the reorganized Debtors of which such person will be permitted to acquire Tax Ownership under the 382(l)(5) Plan, based on a proportionate reduction to the Preliminary Percentage of each Potentially Substantial New Equityholder (except to the extent that the Debtors determine that such a reduction would result in the requirement that a Potentially Substantial New Equityholder sell or otherwise transfer Covered Claims that are not Newly Traded Covered Claims). For instance, if Potentially Substantial New Equityholders are required to reduce their Preliminary Percentage by 20%, a Potentially Substantial New

Equityholder whose Preliminary Percentage was 15% generally would be required to sell Covered Claims such that the Substantial Equityholder would be entitled to receive no more than 12% of the equity of the reorganized Debtors under the 382(l)(5) Plan. If a Potentially Substantial New Equityholder holds more than one category of Covered Claims, the category or categories of Covered Claims to be sold in order to comply with the Proposed Sell Down Notice will be left to the discretion of the Potentially Substantial New Equityholder.
     (c)     Procedures for Objection to a Sell Down Notice. A Potentially Substantial New Equityholder in receipt of a Sell Down Notice will be permitted to object on any one or more of the following grounds: (i) the Sell Down Notice applicable to it contains a mathematical error, (ii) compliance with the Sell Down Notice applicable to it would require the Potentially Substantial New Equityholder to reduce its Tax Ownership of Covered Claims below its Protected Amount or would require it to transfer Tax Ownership of Covered Claims that are not Newly Traded Covered Claims, and (iii) the Debtors’ decision to protect the ability to implement a plan utilizing section 382(l)(5) of the Internal Revenue Code through the issuance of the Sell Down Notices is not a reasonable exercise of the Debtors’ business judgment. If an objection described in clause (i) or (ii) is filed, the Debtors shall be permitted to serve new Sell Down Notices to any Potentially Substantial New Equityholder (including the objecting Potentially Substantial New Equityholder) and such new Sell Down Notices shall also be subject to the procedures of this paragraph 6(c). If an objection described in clause (iii) is raised by a Potentially Substantial New Equityholder or by the Creditors’ Committee, the Debtors will be required to present to the Court evidence regarding:

(A)	the reasonably expected range of tax attributes available to be carried over under the 382(l)(5) Plan to reduce the future U.S. federal income tax liabilities of the Debtors, taking into account, among other things, anticipated reductions in tax attributes under section 108(b) of the Internal Revenue Code that will occur as a result of the implementation of the 382(l)(5) Plan, anticipated deductions arising from payments made under the 382(l)(5) Plan, the extent to which the Debtors anticipate future U.S. federal income tax liability that could be reduced by such tax attributes, and the reasonable likelihood that such tax attributes could be used prior to expiration;

(B)	the basis for the Debtors’ belief that the reduction in holdings required by the Sell Down Order (and implemented by the Sell Down Notices) are reasonably necessary and appropriate to ensure that the ownership requirements of section 382(l)(5) of the Internal Revenue Code will be satisfied in connection with the 382(l)(5) Plan; and

(C)	the basis for the Debtors’ belief that there is a reasonable possibility that utilization of section 382(l)(5) of the Internal Revenue Code will be more beneficial to the Debtors and their estates than utilizing section 382(l)(6) of the Internal Revenue Code.
     In evaluating the evidence presented by the Debtors with respect to the appropriateness of the reductions in holdings required by the Sell Down Order, substantial deference will be given to the Debtors’ determination that reasonable “cushions” are appropriate in making determinations regarding satisfaction of the ownership requirements of section 382(l)(5) of the Internal Revenue Code. For instance, in order reasonably to ensure that a particular Substantial Claimholder will acquire Tax Ownership of less than 5% of the equity of the reorganized Debtors under the terms of the 382(l)(5) Plan, an Applicable Percentage of 4.75% will be presumed reasonable if the 382(l)(5) Plan provides for the issuance of only one class of equity of the reorganized Debtors, and substantial deference will be given to the Debtors’ determinations regarding the Applicable Percentage if the 382(l)(5) Plan contemplates the issuance of more than one class of equity of the reorganized Debtors. In addition, in order reasonably to ensure that more than 50% of the equity of the reorganized Debtors will be held by holders of “pre-change” equity interests or “qualified creditors” in respect of their holdings of “pre-change” equity interests or “qualified indebtedness” (within the meaning of Treasury Regulations section 1.382-9(d)), it will be presumed reasonable if the Sell Down Notices are intended to ensure that 55% of the equity of the reorganized Debtors would be expected to be held by a combination of (i) holders with Tax Ownership of less than the Applicable Percentage of such equity and (ii) holders whose receipt of such equity is clearly in respect of “qualified claims” or “pre-change” equity interests.
     In evaluating the evidence presented by the Debtors with respect to the relative benefits of utilization of section 382(l)(5) of the Internal Revenue Code, it shall be the Debtors’ burden of proof to demonstrate to the satisfaction of this Court that the Debtors’ determination should be upheld by this Court.
     Unless the Court determines otherwise for good cause shown, a Sell Down Order and the related Sell Down Notices will remain effective notwithstanding amendments to the 382(l)(5) Plan; provided, however, that if the Debtors withdraw the 382(l)(5) Plan or if there is no longer a reasonable possibility that Section 382(l)(5) of the Internal Revenue Code will be utilized, the Sell Down Notices will have no further effect. In the event that the Debtors withdraw the 382(l)(5) Plan or determine that there is no longer a reasonable possibility that Section 382(l)(5) of the Internal Revenue Code will be utilized, the Debtors shall promptly post a notice of such withdrawal or determination on the Case Information Website.

     (d)      Procedures for Implementing a Sell Down Order. Each transfer of Covered Claims required by a final Sell Down Notice shall occur prior to the later of (i) the date that is ten calendar days after the date of confirmation of the 382(l)(5) Plan, (ii) the date that is 60 calendar days after receipt of the Sell Down Notice and (iii) the date specified in all of the Sell Down Notices.
     Once a Potentially Substantial New Equityholder has transferred its Covered Claims in accordance with the preceding paragraph, such Entity (i) shall, no later than five calendar days following the latest date for completing such transfer in accordance with the preceding paragraph, serve on the Debtors, their counsel, and counsel for the Creditors’ Committee a notice in the form attached hereto as Exhibit 2C (a “Notice of Completed Sell Down”) and (ii) under no circumstances shall acquire additional Covered Claims in a manner that would increase the amount of the reorganized Debtors’ equity to which such Entity would be entitled, pursuant to the implementation of the 382(l)(5) Plan, above the percentage specified in the Sell Down Notice applicable to such Entity.
     (e)      Procedure if no Sell Down Notices are Required. If the Debtors determine, based on the Substantial Claimholder Notices filed in response to the Reporting Notice, that no Sell Down Notices appear necessary in order to implement the 382(l)(5) Plan, the Debtors may move the Court for an order requiring advance notice of certain acquisitions of Covered Claims (the “Claims Trading Notice Order”). Under the Claims Trading Notice Order,
               (i)      any Potentially Substantial New Equityholder proposing to acquire Covered Claims in a transaction following which such Entity would have Tax Ownership of Covered Claims that, pursuant to the terms of the 382(l)(5) Plan, would entitle such Entity to receive equity of the reorganized Debtors in excess of the amount of equity to which such Entity would have been entitled based on the holdings reported on such Entity’s Substantial Claimholder Notice, and
               (ii)      any Entity that would become a Potentially Substantial New Equityholder by virtue of a proposed acquisition of Covered Claims will be required, prior to the consummation of any such transaction, to serve on the Debtors, their counsel, and counsel for the Creditors’ Committee, a notice in the form attached hereto as Exhibit 2D (a “Proposed Covered Claim Transaction Notice”). The same procedures applicable to a Proposed Stock Transaction Notice will apply with respect to a Proposed Covered Claim Transaction Notice. If the Debtors do not give written consent to the proposed transaction and the Entity that has delivered the Proposed Covered Claim Transaction Notice requests a hearing, the procedures and standards of proof described in subparagraph (c) of this paragraph 7 will apply.
     In addition, the Claims Trading Notice Order will require any Entity that has acquired Tax Ownership of Covered Claims as to which a notice would have been required under the preceding paragraph, but for the fact that such acquisition occurred prior to the entry of the Claims Trading Notice Order, to serve notice of such fact on the Debtors, their counsel, and counsel for the Creditors’ Committee within fifteen (15) calendar days of the entry of the Claims Trading Notice Order. If the Debtors determine that the retention by such Entity of such Covered Claims could jeopardize the implementation of the 382(l)(5) Plan, they will serve a Sell Down Notice on such Entity, in which case the procedures and standards of proof described in subparagraph (c) of this paragraph 7 will apply.
8.      Confidentiality.

     The Debtors, their counsel, and counsel for the Creditors’ Committee shall keep all information provided in Notices delivered pursuant to this Final Order strictly confidential and shall not disclose the contents thereof to any person (including any member of any Creditors’ Committee), except (i) to the extent necessary to respond to a petition or objection filed with the Court, (ii) to the extent otherwise required by law, or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their financial advisers who shall keep all such notices strictly confidential and shall not disclose the contents thereof to any other person subject to further Court order. To the extent information subject to the confidentiality provisions of this paragraph 8 is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in redacted form. For the avoidance of doubt, the foregoing provisions shall not preclude the Debtors or the Creditors Committee from including in their unredacted, unsealed filings with the Court summary information regarding the amount of equity of the reorganized Debtors that Potentially Substantial New Equityholders (not identified by name or otherwise) would be expected to receive under the terms of the 382(l)(5) Plan before and after the implementation of the Sell Down Order.
9. Sanctions for Noncompliance.
     (a) Noncompliance Relating to Stock. Acquisitions and dispositions of Tax Ownership of Stock in violation of the restrictions and procedures set forth in paragraph 5 shall be void ab initio, and the sanction for violating paragraph 5 shall be reversal of the noncompliant transaction or such other (or additional) measures as the Court may consider appropriate.

     (b) Noncompliance Relating to a Sell Down Notice or a Claims Trading Notice Order. In the event that any Entity fails to comply with a final Sell Down Notice applicable to it, such Entity shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in connection with the implementation of the 382(l)(5) Plan in excess of the percent specified on such Sell Down Notice. Any Entity that did not file a Substantial Claimholder Notice shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in excess of the Applicable Percentage in connection with the implementation of the 382(l)(5) Plan. Any Entity that acquires Covered Claims in violation of a Sell Down Order or a Claims Trading Notice Order shall not be entitled to acquire Tax Ownership of any equity of the reorganized Debtors (or consideration in lieu thereof) in connection with the implementation of the 382(l)(5) Plan in excess of the percentage of equity to which such Entity would have been entitled had it not acquired such Covered Claims. Prior to the time the foregoing sanctions (the “Equity Forfeiture Provisions”) are made effective, the Debtors shall give notice to the Entity upon whom such sanctions are to be imposed. Such Entity will then have ten days to obtain an injunction by this Court to prevent the imposition of such sanctions. If an injunction is not obtained within such ten day period, then the sanctions shall be effective without further order of the Court. If such injunction is obtained, then the matter shall be disposed of as determined by the Court. Any purported acquisition of Tax Ownership of stock of the reorganized Debtors pursuant to the implementation of the 382(l)(5) Plan that is precluded by the Equity Forfeiture Provisions (such stock the “Forfeited Equity”) shall be void ab initio. Any Entity that receives Forfeited Equity shall, immediately upon becoming aware of such fact, return the Forfeited Equity to the Debtors or, if all of the shares properly issued to such Entity and all or any portion of such Forfeited Equity have been sold prior to the time such Entity becomes aware of such fact, such Entity shall return to the Debtors (i) any Forfeited Equity still held by such Entity and (ii) the proceeds attributable to the sale of Forfeited Equity, calculated by treating the most recently sold shares as Forfeited Equity. Any Entity that receives Forfeited Equity and deliberately fails to comply with the preceding sentence shall be subject to such additional sanctions as the Court may determine. In no event, however, shall an acquisition or disposition of Tax Ownership of Covered Claims be rendered void or unenforceable by reason of this Final Order. The Debtors shall distribute any Forfeited Equity in accordance with the 382(l)(5) Plan.
10. Special Rule. An Entity acquiring or disposing of Tax Ownership of Stock or Covered Claims in the capacity of Agent of another Entity shall not be treated as a Substantial Equityholder or Substantial Claimholder solely to the extent acting in the capacity of Agent, and shall not have an affirmative duty to inquire whether the account, customer, investment fund, principal, trust, or beneficiary is subject to any restrictions or requirements under this Final Order; provided, however, that the account, customer, fund, principal, trust, or beneficiary shall not be excluded from this Final Order by reason of this paragraph. Specifically and for the avoidance of doubt, the trustee of any trust, any indenture trustee, owner trustee, pass-through trustee, subordination agent, registrar, paying agent or transfer agent, in each case for any ownership interests, bonds, debentures, or other debt securities (collectively, “Debt Securities”) (a) issued by any of the Debtors, (b) issued by any governmental or quasi-governmental authority for the benefit of any of the Debtors, or (c) secured by assets of any of the Debtors or agreements with respect to such assets (any such person, an “Indenture Trustee”), shall not be treated as a

“Substantial Claimholder” solely to the extent acting in the capacity described above; provided, however, that neither any transferee of Claims nor any Entity for whom an Indenture Trustee acts shall be excluded solely by reason of this provision.
11. Other Available Remedies. Nothing in this Final Order shall be interpreted to prevent a secured party or Indenture Trustee from exercising the remedies available to it (whether arising under law or contract and including the exercise by such secured party or Indenture Trustee, as the case may be, of any foreclosure rights), to the extent such remedies are not otherwise prohibited by law.
12. Notice of this Final Order. Within 24 hours of the entry of this Final Order, the Debtors shall (i) submit a notice of the entry of this Final Order (substantially in the form attached hereto as Exhibit 3) (the “Notice of Entry”) for publication on the Bloomberg newswire service and the Depository Trust Company Legal Notice System (also known as LENS); (ii) post the Notice of Entry together with a copy of this Final Order on the Case Information Website, as described in the Case Management Order, for posting of documents in the Debtors’ cases; (iii) serve the Notice of Entry on (1) the Office of the United States Trustee for the Southern District of New York; (2) all indenture trustees for the Covered Claims; (3) counsel for the Creditors’ Committee; (4) any identified Substantial Equityholders and Substantial Claimholders; (5) the Internal Revenue Service; and (6) the Master Service List and the 2002 List (each, as defined in the Case Management Order); and (iv) file a copy of such Final Order as an exhibit to a Report on Form 8-K filed with the Securities and Exchange Commission. In addition, as soon as practicable after the entry of this Final Order, the Debtors shall cause the Notice of Entry to be published in the national edition of either the New York Times or the Wall Street Journal.

13. Any notice required by this Final Order to be served by Substantial Claimholders, if effected prior to the filing of a proof of claim by a Substantial Claimholder, shall not limit the right of a creditor to assert any and all claims, whether or not such claims are in addition to or differ from those listed on the notice, in a proof of claim filed in accordance with any future orders of this Court.
14. The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Final Order.
15. The requirements set forth in this Final Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.
16. The Court shall retain jurisdiction with respect to any matters, claims, rights or disputes arising from or related to the implementation of this Final Order.
17. The requirement under Rule 9013 1(b) of the Local Bankruptcy Rules for the Southern District of New York for the filing of a memorandum of law is waived.
18. Definitions. For purposes of this Final Order, the following definitions shall apply:
     ”382(l)(5) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code pursuant to which there is a reasonable possibility that section 382(l)(5) of the Internal Revenue Code will be utilized and which provides that transfers of Tax Ownership of the reorganized Debtors’ equity will be subject to reasonable restrictions for not less than two years after the reorganization.

     “Agent” means a broker, account manager, agent, custodian, nominee, prime broker, clearinghouse, or trustee (including an Indenture Trustee but not including a trustee qualified under section 401(a) of the Internal Revenue Code).
     “Applicable Percentage” means, if only one class of common equity of the reorganized Debtors is to be issued pursuant to the terms of a 382(l)(5) Plan, 4.75% of the number of such shares that the Debtors reasonably estimate will be issued at the effective time of such 382(l)(5) Plan. If more than one class of equity of the reorganized Debtors is to be distributed pursuant to the terms of a 382(l)(5) Plan, the Applicable Percentage shall be determined by the Debtors in their reasonable judgment in a manner consistent with the estimated range of values for the equity to be distributed reflected in the valuation analysis set forth in the Disclosure Statement, and shall be expressed in a manner that makes clear how many shares of common equity would constitute the Applicable Percentage.
     “Bankruptcy Code” means title 11 of the United States Code.
     “Claims Trading Notice Order” has the meaning given in paragraph 7(e).
     “Consenting Claimholder” has the meaning given in paragraph 6(c).
     “Covered Claims” means any claims within the meaning of section 101(5) of the Bankruptcy Code against one or more Debtors that is not a first priority claim, provided that, that solely for purposes of this Final Order, Covered Claims shall not include any (a) claims pursuant to the 5-Year Third Amended and Restated Credit Agreement among, inter alia, Delphi Corporation, as Borrower, and JPMorgan Chase Bank, N.A. as Administrative Agent, dated as of June 14,

2005, or the Revolving Credit, Term Loan and Guaranty Agreement among inter alia, Delphi Corporation, a Debtor and a Debtor-in-Possession under chapter 11 of the Bankruptcy Code, as Borrower, and JPMorgan Chase Bank, N.A., as Administrative Agent, dated as of October 14, 2005, and as amended as of October 27, 2005.
     “Creditors’ Committee” means the official committee of unsecured creditors that has been appointed in these cases.
     “Debtors” has the meaning given in the first paragraph hereof.
     “Debt Securities” has the meaning given in paragraph 11.
     “Disclosure Statement” means a disclosure statement filed with the Court relating to a proposed plan of reorganization for the Debtors under chapter 11.
     “Effective Time” means the time of effectiveness of the Interim Order.
     “Entity” means a person or entity for purposes of the rules under section 382 of the Internal Revenue Code.
     “Equity Forfeiture Provision” has the meaning given in paragraph 9(b).
     “Forfeited Equity” has the meaning given in paragraph 9(b).
     “Indenture Trustee” has the meaning given in paragraph 11.
     “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
     “Interim Order” has the meaning given in paragraph 2.
     “Final Order” has the meaning given in paragraph 2.
     “Motion” has the meaning given in the first paragraph hereof.

     “Newly Traded Covered Claims” means Covered Claims (a) of which an Entity acquired Tax Ownership after the date that was 18 months before the Petition Date; and (b) that are not “ordinary course” claims, within the meaning of Treasury regulations section 1.382-9(d)(2)(iv), of which the same Entity has always had Tax Ownership.
     “Notice” has the meaning given in paragraph 5.
     “Notice of Completed Sell Down” has the meaning given in paragraph 7(d).
     “Notice of Consent” has the meaning given in paragraph 6(c).
     “Notice of Status as a Substantial Equityholder” has the meaning given in paragraph 4.
     “Order Time” has the meaning given in paragraph 2.
     “Participation Restriction” has the meaning given in paragraph 6(b).
     “Petition Date” means October 8, 2005.
     “Potentially Substantial New Equityholder” has the meaning given in paragraph 7(b).
     “Preliminary Percentage” has the meaning given in paragraph 7(b).
     “Proposed Covered Claim Transaction Notice” has the meaning given in paragraph 8(e).
     “Proposed Stock Transaction Notice” has the meaning given in paragraph 5.

     “Protected Amount” means the amount of Covered Claims of which an Entity has Tax Ownership at the Effective Time,
         (i) increased by (A) the amount of Covered Claims of which such Entity acquires Tax Ownership pursuant to contracts entered into before the Effective Time and (B) the amount of Covered Claims of which such Entity acquires Tax Ownership after the Effective Time pursuant to the exercise of rights under a secured debt instrument (including a voluntary foreclosure) of which such Entity has Tax Ownership before the Effective Time, minus the amount of Covered Claims of which such Entity disposes pursuant to contracts entered into before the Effective Time;
         (ii) increased by an amount of Covered Claims (the “Acquired Covered Claims”) of which such Entity (“Acquiror”) acquires Tax Ownership from another Entity (“Transferor”) if and only to the extent that Acquiror establishes by clear and convincing evidence, following the receipt of a Sell Down Notice, that:
(A)	Transferor is bound by a written agreement to reduce its Protected Amount by an amount equal to the increase in Acquiror’s Protected Amount pursuant to this clause (ii) (the “Additional Protected Amount”) and

(B)	if Transferor had retained Tax Ownership of the Acquired Covered Claims and any other Covered Claims of which it had Tax Ownership as of the date of transfer of the Acquired Covered Claims, (x) its Protected Amount would have been equal to or greater than the Additional Protected Amount, (y) the Acquired Covered Claims would have been Newly Traded Covered Claims as to Transferor, and (z) it would have been entitled under the terms of the 382(l)(5) Plan (after compliance with a Sell Down Notice properly applicable to it) to acquire Tax Ownership of five percent or more of the equity of the reorganized Debtors;
         (iii) decreased by (A) the amount of Covered Claims held by such Entity as of the Effective Time that are not Newly Traded Covered Claims in the hands of such Entity and that are subsequently disposed of by such Entity and (B) the amount of Covered Claims of which the Entity had Tax Ownership at the Effective Time (as adjusted under (i) and (iii)(A) above), if such Entity acquires Acquired Covered Claims (and meets the requirements set forth in (ii) above) such that the Entity’s aggregate Tax Ownership of Covered Claims would (absent the application of this (iii)(B)) entitle the Entity under the terms of the 382(l)(5) Plan to acquire Tax Ownership of five percent or more of the equity of the reorganized Debtors and such Entity would not have otherwise have been entitled under the terms of the 382(l)(5) Plan to five percent or more of the equity of the reorganized Debtors but for the acquisition of the Acquired Covered Claims.

     “Reporting Notice” has the meaning given in paragraph 7(a).
     “Sell Down Notice” means a notice to a Potentially Substantial New Equityholder requiring the Potentially Substantial New Equityholder to transfer Covered Claims in accordance with paragraphs 6 and 7.
     “Sell Down Order” has the meaning given in paragraph 7(b).
     “Stock” means the common stock of Delphi Corporation.
     “Substantial Claimholder” means an Entity that has Tax Ownership of an aggregate amount of Covered Claims measured where applicable by principal and accrued interest as of the Petition Date, that equals or exceeds the Threshold Amount (as determined from time to time).
     “Substantial Claimholder Notice” has the meaning given in paragraph 7(a).
     “Substantial Equityholder” means an Entity that has Tax Ownership of at least 26.5 million shares of Stock (representing approximately 4.75% of the outstanding Stock).
     “Substantial Equityholder Notice” has the meaning given in paragraph 4.
     “Tax Ownership” means beneficial ownership of a Covered Claim or of Stock as determined in accordance with applicable rules under section 382 and, to the extent provided in those rules shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to have Tax Ownership of all shares owned or acquired by its 100% owned subsidiaries), ownership by members of a person’s family and persons acting in concert and, in certain cases, the creation or issuance of an option (in any form). Any variation of the term Tax Ownership shall have the same meaning and an “option” to acquire stock or claims shall include any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. Tax Ownership of Covered Claims shall be determined as if such Covered Claims were stock of the Debtors.
     “Threshold Amount” means, as an initial matter, $190 million. The Debtors will periodically review the definition of the Threshold Amount, in consultation with the Creditors’ Committee, to ensure the reasonableness thereof, but in no event shall the Threshold Amount be decreased with retroactive effect. Any proposed changes to the definition of the term Threshold Amount will be filed with the Court and served and published in the manner described in paragraph 12. Any such proposed changes to the definition of the term Threshold Amount will become effective ten days following the filing of such proposed change with this Court; provided, however, that if any objection is filed with respect to such proposed change the matter will be disposed of as determined by the Court at the next omnibus hearing.
Dated: New York, New York
            January 6, 2006

/s/ Robert D. Drain
UNITED STATES BANKRUPTCY JUDGE

Exhibit 1A
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:

In re:	:	Chapter 11

:

DELPHI CORPORATION, et al.,	:	Case No. 05—44481 (RDD)

:

Debtors.	:	(Jointly Administered)

:

x

NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER
     PLEASE TAKE NOTICE that, as of                     , 200[ ], [Name] has Tax Ownership1 of                      shares of the common stock of Delphi Corporation (the “Stock”).
     PLEASE TAKE FURTHER NOTICE that pursuant to the Final Order, this notice is being (i) filed with the United States Bankruptcy Court for the Southern District of New York, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408, and (ii) served upon (A) the Debtors, Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098-2815, Att’n General Counsel and Chief Tax Officer, (B) counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, and (C) counsel to the Creditors’ Committee, Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022-4834, Att’n. Mitchell A. Seider.

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Final Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification and Hearing Procedures For Trading in Claims and Equity Securities dated January [ ], 2006 (the “Final Order”).

     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address] [Telephone] [Facsimile]

Dated: [city, state]
, 200[ ]

Exhibit 1B
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re:	:	Chapter 11
:
DELPHI CORPORATION, et al.,	:	Case No. 05—44481 (RDD)
:
Debtors.	:	(Jointly Administered)
:
:
x

NOTICE OF INTENT TO PURCHASE, ACQUIRE OR
OTHERWISE OBTAIN TAX OWNERSHIP OF STOCK
     PLEASE TAKE NOTICE that [Name] intends to purchase, acquire or otherwise obtain Tax Ownership1 of                      shares of the common stock of Delphi Corporation (the "Proposed Transaction” and the “Stock”).
     PLEASE TAKE FURTHER NOTICE that, prior to giving effect to the Proposed Transaction, [Name] has Tax Ownership of                      shares of the Stock.
     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of                      shares of the Stock.
     PLEASE TAKE FURTHER NOTICE that pursuant to the Final Order this notice is being (i) filed with the United States Bankruptcy Court for the Southern District of New York, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408, and (ii) served upon (A) the Debtors, Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098-2815, Att’n General Counsel and Chief Tax Officer, (B) counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, and (C) counsel to the Creditors’ Committee, Latham & Watkins LLP,

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Final Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification and Hearing Procedures For Trading in Claims and Equity Securities dated January [  ], 2006 (the “Final Order”).

885 Third Avenue, Suite 1000, New York, New York 10022-4834, Att’n Mitchell A. Seider.
     [Name] further acknowledges and agrees that (i) if the Debtors object to the Proposed Transaction and seek an order from the Court prohibiting the Proposed Transaction within 15 calendar days of receiving this notice, then the Proposed Transaction may not be consummated unless the Court issues a final and nonappealable order denying the order sought by the Debtors or the Debtors withdraw their objection, (ii) any transaction purportedly consummated in violation of the Final Order will be void ab initio and will result in the imposition of sanctions as provided in the Final Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Stock will each require an additional notice be filed with the Court and served in the same manner as this notice.
     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: [city, state]
, 200[ ]

Exhibit 1C
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re:	:	Chapter 11
:
DELPHI CORPORATION, et al.,	:	Case No. 05—44481 (RDD)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF INTENT TO SELL, EXCHANGE OR
OTHERWISE DISPOSE OF TAX OWNERSHIP OF STOCK
     PLEASE TAKE NOTICE that [Name] intends to sell, exchange or otherwise dispose of Tax Ownership1 of                      shares of the common stock of Delphi Corporation (the "Proposed Transaction” and the “Stock”).
     PLEASE TAKE FURTHER NOTICE that, before giving effect to the Proposed Transaction, [Name] has Tax Ownership of                      shares of the Stock.
     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of                      shares of the Stock.
     PLEASE TAKE FURTHER NOTICE that pursuant to the Final Order this notice is being (i) filed with the United States Bankruptcy Court for the Southern District of New York, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408, and (ii) served upon (A) the Debtors, Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098-2815, Att’n General Counsel and Chief Tax Officer, (B) counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, and (C) counsel to the Creditors’ Committee, Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022-4834, Att’n Mitchell A. Seider.

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Final Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification and Hearing Procedures For Trading in Claims and Equity Securities dated January [ ], 2006 (the “Final Order”).

     [Name] further acknowledges and agrees that (i) if the Debtors object to the Proposed Transaction and seek an order from the Court prohibiting the Proposed Transaction within 15 calendar days of receiving this notice, then the Proposed Transaction may not be consummated unless the Court issues a final and nonappealable order denying the order sought by the Debtors or the Debtors withdraw their objection, (ii) any transaction purportedly consummated in violation of the Final Order will be void ab initio and will result in the imposition of sanctions as provided in the Final Order, and (iii) any further transactions contemplated by [Name] that may result in [Name] selling, exchanging or otherwise disposing of Tax Ownership of additional Stock will each require an additional notice be filed with the Court and served in the same manner as this notice.
     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: [city, state]
, 200[ ]

Exhibit 2A

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

x
:
In re:	:	Chapter 11
:
DELPHI CORPORATION, et al.,	:	Case No. 05—44481 (RDD)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF CONSENT
     PLEASE TAKE NOTICE that [Name] (i) has read the Final Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification and Hearing Procedures For Trading in Claims and Equity Securities (the “Final Order”),1 (ii) consulted with counsel as [Name] deems appropriate, (iii) understands the Participation Restriction, (iv) acknowledges that [Name] may be required to sell Covered Claims or to refrain from purchasing Covered Claims pursuant to the procedures set out in paragraph 7 of the Final Order, and (v) agrees to fully and timely comply with the procedures set out in paragraph 7 of the Final Order, including sending a Notice of Completed Sell Down, and (vi) accepts that failure to comply with the obligations and procedures set out in paragraph 7 of the Final Order could subject [Name] to the Equity Forfeiture Provisions.
     PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Final Order, this notice is being served upon (i) the Debtors, Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098-2815, Att’n General Counsel and Chief Tax Officer, (ii) counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, and (iii) counsel to the Creditors’ Committee, Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022-4834, Att’n Mitchell A. Seider.

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Final Order.

     PLEASE TAKE FURTHER NOTICE THAT, this Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: [city, state] , 200[ ]

Exhibit 2B

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
DELPHI CORPORATION, et al.,	:	Case No. 05—44481 (RDD)
:
Debtors.	:	(Jointly Administered)
:
x

SUBSTANTIAL CLAIMHOLDER NOTICE
     PLEASE TAKE NOTICE that [Name] has Tax Ownership1 of an aggregate amount of Covered Claims that equals or exceeds the Threshold Amount, measured, where appropriate, by principal and accrued interest as of the Petition Date. As of                      200[ ], [Name] has Tax Ownership of the following Covered Claims:

	Description of	Amount of	Directly
Debtor	Covered Claim	Covered Claim	Owned ?

     PLEASE TAKE FURTHER NOTICE that pursuant to the Final Order, this notice is being served upon (i) the Debtors, Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098-2815, Att’n General Counsel and Chief Tax Officer, (ii) counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, and (iii) counsel to the Creditors’ Committee, Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022-4834, Att’n Mitchell A. Seider.

[1]	Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Final Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification and Hearing Procedures For Trading in Claims and Equity Securities dated January [ ], 2006 (the “Final Order”).

     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]

Dated: [city, state]
, 200[ ]

Exhibit 2C
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x

:

In re:	:	Chapter 11

:
DELPHI CORPORATION, et al.,	:	Case No. 05—44481 (RDD)

:

Debtors.	:	(Jointly Administered)

:

x
NOTICE OF COMPLETED SELL DOWN
     PLEASE TAKE NOTICE that [Name] has transferred Tax Ownership1 of Covered Claims as required by the final Sell Down Notice applicable to it (the “Sell Down”).
     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Sell Down, [Name] has Tax Ownership of Covered Claims, as set forth below:

	Description of	Amount of	Directly
Debtor	Covered Claim	Covered Claim	Owned ?

     PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this notice is being served upon (i) the Debtors, Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098-2815, Att’n General Counsel and Chief Tax Officer, (ii) counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, and (iii) counsel to the Creditors’ Committee, Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10022-4834, Att’n Mitchell A. Seider.

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Final Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification and Hearing Procedures For Trading in Claims and Equity Securities dated January [ ], 2006 (the “Final Order”).

     PLEASE TAKE FURTHER NOTICE that [Name] acknowledges and agrees that, pursuant to the Final Order, (i) any further transactions contemplated by [Name] that result in [Name’s] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Covered Claims may be prohibited, and (ii) failure to comply with the obligations and procedures set out in paragraph 7 of the Final Order could subject [Name] to the Equity Forfeiture Provisions.
     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]
Dated: [city, state]
               _________, 200[ ]

Exhibit 2D
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x

:

In re	:	Chapter 11

:

DELPHI CORPORATION, et al.,	:	Case No. 05—44481 (RDD)

:

Debtors.	:	(Jointly Administered)

:

x
PROPOSED COVERED CLAIM TRANSACTION NOTICE
     PLEASE TAKE NOTICE that [Name] intends to purchase, acquire or otherwise obtain Tax Ownership1 of $___of Covered Claims (the “Proposed Transaction”), as set forth below:

	Description of	Amount of	Directly
Debtor	Covered Claim	Covered Claim	Acquired?

     PLEASE TAKE FURTHER NOTICE that, before giving effect to the Proposed Transaction, [Name] has Tax Ownership of $ ___of Covered Claims, as set forth below:

	Description of	Amount of	Directly
Debtor	Covered Claim	Covered Claim	Acquired?

1 Unless otherwise defined herein, each capitalized term shall have the meaning ascribed to it in the Final Order Under 11 U.S.C. §§ 105, 362, And 541 And Bankruptcy Rule 3001 (A) Establishing Notification Procedures Applicable To Substantial Holders Of Claims And Equity Securities And (B) Establishing Notification and Hearing Procedures For Trading in Claims and Equity Securities dated January [ ], 2006 (the “Final Order”).

     PLEASE TAKE FURTHER NOTICE that, after giving effect to the Proposed Transaction, [Name] would have Tax Ownership of $ ___of Covered Claims.
     PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order, this notice is being served upon (i) the Debtors, Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098-2815, Att’n General Counsel and Chief Tax Officer, (ii) counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, and (iii) counsel to the Creditors’ Committee, Latham & Watkins LLP, 885 Third Avenue, Suite 1000 New York, New York 10022-4834, Att’n Mitchell A. Seider.
     [Name] further acknowledges and agrees that (i) if the Debtors do not provide written approval of the Proposed Transaction, the Proposed Transaction may not be consummated unless approved by a final and nonappealable order of the Court, and (ii) that any unapproved acquisition of Covered Claims may result in [Name’s] being subject to the Equity Forfeiture Provisions, and (iii) any further transactions contemplated by [Name] that may result in [Name] purchasing, acquiring or otherwise obtaining Tax Ownership of additional Covered Claims may require an additional notice be filed with the Court and served in the same manner as this notice.
     This notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

Respectfully submitted,

[Name]

[Address]
[Telephone]
[Facsimile]
Dated: [city, state]
               _________, 200[ ]

Exhibit 3
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x

:

In re	:

	:	Chapter 11

DELPHI CORPORATION, et al.,	:

	:	Case No. 05—44481 (RDD)

Debtors.	:

	:	(Jointly Administered)

:

x
NOTICE OF ENTRY OF FINAL ORDER UNDER 11 U.S.C. §§ 105,
362, AND 541 AND FED. R. BANKR. P. 3001 (A) ESTABLISHING
NOTIFICATION PROCEDURES APPLICABLE TO SUBSTANTIAL
HOLDERS OF CLAIMS AND EQUITY SECURITIES AND (B)
ESTABLISHING NOTIFICATION AND HEARING PROCEDURES
FOR TRADING IN CLAIMS AND EQUITY SECURITIES
TO ALL PERSONS OR ENTITIES WITH CLAIMS1 AGAINST OR EQUITY INTERESTS IN THE DEBTORS2:
     PLEASE TAKE NOTICE THAT on October 8, 2005 (“Petition Date”), Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates (the “Affiliate Debtors”) commenced cases under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101-1330, as amended (the “Bankruptcy Code”). On October 14, 2005, three

1           References to “claims” herein mean “claims” as defined in section 101(5) of the Bankruptcy Code (as defined below) and include a lessor’s right to any current or future payment under or arising out of any lease with respect to which one or more of the Debtors is a lessee.
2          The Debtors are the following entities: Delphi Corporation, ASEC Manufacturing General Partnership, ASEC Sales General Partnership, Aspire, Inc., Delco Electronics Overseas Corporation, Delphi Automotive Systems (Holding), Inc., Delphi Automotive Systems Global (Holding), Inc., Delphi Automotive Systems Human Resources LLC, Delphi Automotive Systems International, Inc., Delphi Automotive Systems Korea, Inc., Delphi Automotive Systems LLC, Delphi Automotive Systems Overseas Corporation, Delphi Automotive Systems Risk Management Corp., Delphi Automotive Systems Services LLC, Delphi Automotive Systems Tennessee, Inc., Delphi Automotive Systems Thailand, Inc., Delphi China LLC, Delphi Connection Systems, Delphi Diesel Systems Corp., Delphi Electronics (Holding) LLC, Delphi Foreign Sales Corporation, Delphi Furukawa Wiring Systems LLC, Delphi Integrated Service Solutions, Inc., Delphi International Holdings Corp., Delphi International Services, Inc., Delphi Liquidation Holding Company, Delphi LLC, Delphi Mechatronic Systems, Inc., Delphi Medical Systems Colorado Corporation, Delphi Medical Systems Corporation, Delphi Medical Systems Texas Corporation, Delphi NY Holdings Corporation, Delphi Receivables LLC, Delphi Services Holding Corporation, Delphi Technologies, Inc., DREAL, Inc., Environmental Catalysts, LLC, Exhaust Systems Corporation, MobilAria, Inc., Packard Hughes Interconnect Company, Specialty Electronics, Inc., and Specialty Electronics International Ltd.

additional U.S. subsidiaries of Delphi (collectively with Delphi and the Affiliate Debtors, the “Debtors”) commenced cases under chapter 11 of title 11 of the Bankruptcy Code. Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors’ estates or of property from the Debtors’ estates or to exercise control over property of the Debtors’ estates.
     PLEASE TAKE FURTHER NOTICE THAT on October 8, 2005, the Debtors filed a motion seeking entry of an order pursuant to sections 105, 362, and 541 of the Bankruptcy Code establishing notification procedures and approving restrictions on certain transfers of claims against and equity securities in the Debtors and their estates (the “Motion”).
     PLEASE TAKE FURTHER NOTICE THAT on October 12, 2005, the United States Bankruptcy Court for the Southern District of New York (the “Court”) entered an interim order approving certain procedures to preserve the Debtors’ net operating losses and certain other tax attributes (“Tax Attributes”) pursuant to sections 105, 362, and 541 of the Bankruptcy Code.
     PLEASE TAKE FURTHER NOTICE THAT on January 5, 2006, the Court entered a final order approving the procedures set forth below to preserve the Debtors’ net operating losses and certain other tax attributes (“Tax Attributes”) pursuant to sections 105, 362, and 541 of the Bankruptcy Code (the “Final Order”). Except as otherwise provided in the Final Order, (a) any sale, purchase, or other transfer of equity securities in the Debtors in violation of the procedures set forth below and in the Final Order shall be null and void ab initio and (b) any sale, purchase, or other transfer of claims in violation of the procedures set forth below and in the Final Order shall be subject to sanction (including loss of equity to which the holders of such claims would otherwise be entitled) as imposed by the Court, in each case as an act in violation of the automatic stay under section 362 of the Bankruptcy Code.
     PLEASE TAKE FURTHER NOTICE THAT pursuant to the Final Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF DELPHI:
          (a) A Substantial Equityholder, if it has not already done so, must file with the Court and serve on the Debtors and counsel to Debtors a Notice of Status as a Substantial Equityholder.
          (b) Prior to effectuating any transfer of Stock that would result in an increase or decrease in the Tax Ownership of Stock by a Substantial Equityholder or would result in an Entity’s becoming a Substantial Equityholder, such Substantial Equityholder must file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice (a “Proposed Stock Transaction Notice”) of the intended transfer of Stock.

          (c) The Debtors shall have 15 calendar days after receipt of a Proposed Stock Transaction Notice to file with the Court and serve on such Substantial Equityholder an objection to the proposed transfer of Stock described in the Proposed Stock Transaction Notice and seek an order of the Court prohibiting such proposed transfer on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection and seek such an order, the Court shall hold a hearing on the matter and such transaction shall not be effective unless either the Court issues a final and nonappealable order denying the order sought by the Debtors or the objection is withdrawn. If the Debtors do not object within such 15 calendar day period, such transfer may proceed solely as set forth in the Proposed Stock Transaction Notice. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein with an additional 15 calendar day waiting period.
     PLEASE TAKE FURTHER NOTICE THAT pursuant to the Final Order, the following procedures shall apply to holding and trading in CLAIMS AGAINST THE DEBTORS:
          (a) Any Entity which (i) is not a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of an amount of Covered Claims that causes the Entity to become a Substantial Claimholder or (ii) is a Substantial Claimholder and purchases or otherwise acquires Tax Ownership of any additional Covered Claims, shall have an obligation, in the event that the Court authorizes the issuance of Sell Down Notices (as described below), to comply with the terms of any Sell Down Notice issued to it (subject to any rights of objection described in the Final Order). Any Entity which enters into a transaction described in (i) or (ii) is required to serve on the Debtors, counsel for Debtors, and counsel for the Creditors’ Committee a notice confirming that such Entity has read the Final Order and understands the rules, restrictions, and possible sanctions contained therein. Such notice must be served not later than the later of (A) 15 calendar days following the transaction and (B) 15 calendar days following the date of entry of this Final Order; provided; however, that in some circumstances, such notice must be served within 5 calendar days of the transaction.
          (b) Any Entity which participates in formulating any chapter 11 plan of reorganization of or on behalf of the Debtors, shall not, and shall not be asked to, disclose (or otherwise make evident) to the Debtors that any Covered Claims of which such Entity has Tax Ownership are Newly Traded Covered Claims.
          (c) If necessary to assess the feasibility of implementing a 382(l)(5) Plan and the need for petitioning the Court for a Sell Down Order, the Debtors may file with the Court and further publish a notice (the “Reporting Notice”) requiring each Substantial Claimholder, within 30 calendar days of the Debtors’ filing such notice, to serve on the Debtors, counsel for the Debtors, and counsel for the Creditors’ Committee, a notice (a “Substantial Claimholder Notice”) that sets forth certain specified information with respect to such Substantial Claimholder’s holdings of Covered Claims.

          (d) After filing a 382(l)(5) Plan and Disclosure Statement with respect thereto with the Court, but no later than the expiration of the 75-day period beginning with the date on which the Debtors file a Reporting Notice with the Court, the Debtors may file a motion with the Court for the issuance of an order (the “Sell Down Order”) that (i) authorizes the Debtors to issue Sell Down Notices to each Entity that has timely filed a Substantial Claimholder Notice showing Tax Ownership of Covered Claims that, pursuant to the terms of the 382(l)(5) Plan (and prior to giving effect to the Sell Down Order), would entitle such Entity to acquire Tax Ownership of more than the 4.75% of the equity of the reorganized Debtors (assuming only one class of common equity of the reorganized Debtors is issued) (a “Potentially Substantial New Equityholder”) and (ii) provides that any Entity other than a Potentially Substantial New Equityholder shall not be entitled to acquire Tax Ownership of more than 4.75% of the equity of the reorganized Debtors (assuming only one class of common equity of the reorganized Debtors is issued).
          (e) Each Sell Down Notice will indicate (i) the Debtors’ calculation of the percentage of the equity of the reorganized Debtors of which the Potentially Substantial New Equityholder would otherwise acquire Tax Ownership under the terms of the 382(l)(5) Plan, based on the Substantial Claimholder Notice filed by such person (such person’s “Preliminary Percentage”) and (ii) the percentage of equity of the reorganized Debtors of which such person will be permitted to acquire Tax Ownership under the 382(l)(5) Plan, based on a proportionate reduction to the Preliminary Percentage of each Potentially Substantial New Equityholder. No Entity will be required to sell Covered Claims that would result in such Entity having Tax Ownership of an aggregate amount of Covered Claims that is less than the greater of (A) $190 million (subject to certain adjustments) or (B) the amount of Covered Claims such Entity held on October 12, 2005 (subject to certain adjustments).
          (f) A Potentially Substantial New Equityholder in receipt of a Sell Down Notice will be permitted to object on any one or more of certain grounds for objection set forth in the Final Order.
          (g) Each transfer of Covered Claims required by a final Sell Down Notice shall occur prior to the later of (i) the date that is ten calendar days after the date of confirmation of the 382(l)(5) Plan, (ii) the date that is 60 calendar days after receipt of the Sell Down Notice and (iii) the date specified in the Sell Down Notices. Once a Potentially Substantial New Equityholder has transferred its Covered Claims, such Entity (i) must serve notice of such transfer, no later than five calendar days following the latest date for completing such transfer in accordance with the preceding sentence, on the Debtors, counsel for the Debtors, and counsel for the Creditors’ Committee and (ii) under no circumstances may acquire additional Covered Claims in a manner that would increase the amount of the reorganized Debtors’ equity to which such Entity would be entitled, pursuant to the implementation of the 382(l)(5) Plan, above the percentage specified in the Sell Down Notice applicable to such Entity.

          (h) If the Debtors determine, based on the Substantial Claimholder Notices filed in response to the Reporting Notice, that no Sell Down Notices appear necessary to implement the 382(l)(5) Plan, the Debtors may move the Court for an order requiring advance notice of certain acquisitions of Covered Claims (the “Claims Trading Notice Order”). Under the Claims Trading Notice Order, (i) any Potentially Substantial New Equityholder proposing to acquire Covered Claims in a transaction following which such Entity would have Tax Ownership of Covered Claims which, pursuant to the terms of the 382(l)(5) Plan, would entitle such Entity to receive equity of the reorganized Debtors in excess of the amount of equity to which such Entity would have been entitled based on the holdings reported on such Entity’s Substantial Claimholder Notice and (ii) any Entity which would become a Potentially Substantial New Equityholder by virtue of a proposed acquisition of Covered Claims will be required, prior to the consummation of any such transaction, to serve on the Debtors, counsel for the Debtors, and counsel for the Creditors’ Committee, a notice (a “Proposed Covered Claim Transaction Notice”). Generally, the same procedures applicable to a Proposed Stock Transaction Notice described in paragraph (c), above, will apply with respect to a Proposed Covered Claim Transaction Notice.
     PLEASE TAKE FURTHER NOTICE THAT pursuant to the Final Order, the following shall apply to holding and trading in BOTH EQUITY SECURITIES OF DELPHI AND CLAIMS AGAINST THE DEBTORS:
          (a) Sanctions, including forfeiture of equity, may be imposed on Entities for violating the terms and restrictions of the Final Order. Additionally, transactions in violation of the restrictions and procedures described in paragraphs (b) and (c), above, shall be void ab initio.
          (b) For purposes of this Notice:
          (i) “382(l)(5) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code pursuant to which there is a reasonable possibility that section 382(l)(5) of the Internal Revenue Code will be utilized and which provides that transfers of Tax Ownership of the reorganized Debtors’ equity will be subject to reasonable restrictions for not less than two years after the reorganization;
          (ii) “Covered Claims” means generally any claims within the meaning of section 101(5) of the Bankruptcy Code against one or more Debtors that are not first priority claims;
          (iii) “Entity” means a person or entity for purposes of the rules under section 382 of the Internal Revenue Code;

          (iv) “Newly Traded Covered Claims” means Covered Claims (a) of which an Entity acquired Tax Ownership after the date that was 18 months before October 8, 2005 and (b) that are not “ordinary course” claims, within the meaning of Treasury regulations section 1.382 9(d)(2)(iv), of which the same Entity has always had Tax Ownership;
          (v) “Stock” means the common stock of Delphi Corporation;
          (vi) “Substantial Claimholder” means generally an Entity that has Tax Ownership of an aggregate amount of Covered Claims measured where applicable by principal and accrued interest as of the Petition Date, that equals or exceeds the $190 million (as determined from time to time);
          (vii) “Substantial Equityholder” means an Entity that has Tax Ownership of at least 26.5 million shares of Stock (representing approximately 4.75% of the outstanding Stock); and
          (viii) “Tax Ownership” means beneficial ownership of a Covered Claim or of Stock as determined in accordance with applicable rules under section 382 and, to the extent provided in those rules shall include, but not be limited to, direct and indirect ownership (e.g., a holding company would be considered to have Tax Ownership of all shares owned or acquired by its 100% owned subsidiaries), ownership by members of a person’s family and persons acting in concert and, in certain cases, the creation or issuance of an option (in any form). Any variation of the term Tax Ownership shall have the same meaning and an “option” to acquire stock or claims shall include any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable. Tax Ownership of Covered Claims shall be determined as if such Covered Claims were stock of the Debtors.
     PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Att’n John K. Lyons and Randall G. Reese, will provide a form of each of the required notices described above.
     PLEASE TAKE FURTHER NOTICE that the Final Order can be obtained (i) at no cost on www.delphidocket.com, (ii) from the Court’s website, or (iii) upon the request of any person, from Kurtzman Carson Consultants LLC (the “Official Copy Service”), 12910 Culver Boulevard, Suite I, Los Angeles, California, telephone:

(310) 823-9000, fax: (310) 823-9133, at the expense of the person requesting it at the prevailing fee being charged by the Official Copy Service (the Official Copy Service shall accommodate document requests during normal business hours, Monday to Friday (excluding recognized holidays)).1
     PLEASE TAKE FURTHER NOTICE THAT THE DEBTORS’ PLAN OF REORGANIZATION MAY PROVIDE FOR THE DISALLOWANCE OF CLAIMS AGAINST OR INTERESTS IN THE DEBTORS TO THE EXTENT THAT THEY WOULD ENTITLE THE HOLDERS THEREOF TO A DISTRIBUTION OF 4.75% OR MORE OF THE VALUE OF THE REORGANIZED DEBTORS.
     PLEASE TAKE FURTHER NOTICE THAT THE FINAL ORDER AFFECTS YOUR RIGHTS AS A HOLDER OF EQUITY OR DEBT SECURITIES OF THE DEBTORS. IF YOU HAVE ANY QUESTIONS ABOUT THE ORDER OR ITS EFFECT ON YOUR RIGHTS YOU SHOULD CONSULT A LAWYER.
     PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.
     PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF CLAIMS AGAINST, OR EQUITY SECURITIES IN, THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO (IN THE CASE OF EQUITY SECURITIES) AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS (INCLUDING LOSS OF EQUITY) IMPOSED BY THE BANKRUPTCY COURT.

[1]	Normal business hours for the Official Copy Service are from 7:00 a.m. to 6:00 p.m. (prevailing Pacific Time).

     PLEASE TAKE FURTHER NOTICE THAT the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate, and other laws, and do not excuse compliance therewith.
Dated: [Date] 2006

DELPHI CORPORATION
5725 Delphi Drive
Troy, Michigan 48098-2815
Att’n:	General Counsel and Chief Tax Officer

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
Att’n:	John Wm. Butler, Jr.
John K. Lyons
Ron E. Meisler
-and-
Four Times Square
New York, New York 10036-6522
Att’n:	Kayalyn A. Marafioti
Thomas J. Matz